EXHIBIT 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES−OXLEY ACT OF 2002

In connection with the Quarterly Report of Craft Brew Alliance, Inc. (the “Registrant”) on Form 10-Q for the quarter ended June 30, 2019, as filed with the Securities and Exchange Commission on August 7, 2019 (the “Report”), Andrew J. Thomas, the Chief Executive Officer of the Registrant, and Christine N. Perich, the Chief Financial and Strategy Officer of the Registrant, each hereby certifies, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that, to his and her knowledge:

1.	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date:	August 7, 2019

BY:	/s/ Andrew J. Thomas
Andrew J. Thomas
Chief Executive Officer
(Principal Executive Officer)

BY:	/s/ Christine N. Perich
Christine N. Perich
Chief Financial and Strategy Officer